UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) of Marshall & Ilsley Corporation (the “Corporation”) held on April 27, 2010, the Corporation’s shareholders approved the Marshall & Ilsley Corporation 2010 Equity Incentive Plan (the “2010 Plan”).  The aggregate number of shares of the Corporation’s common stock, $1.00 par value per share (the “Common Stock”), subject to the 2010 Plan is 14,000,000 shares.  Persons eligible for awards under the 2010 Plan include current and prospective employees, non-employee directors, consultants or other persons who provide services to the Corporation and who hold, or will hold, positions of responsibility and whose performance, in the judgment of the Compensation Committee of the Board of Directors or management of the Corporation, can have a significant effect on the success of the Corporation.  Awards under the 2010 Plan may include incentive stock options and non-statutory stock options, shares of restricted stock or restricted stock units, or stock appreciation rights.  In all events, upon the occurrence of a change in control (as defined in the 2010 Plan), all awards will become fully vested and immediately exercisable, except to the extent that accelerated vesting is prohibited under the applicable law and regulations.

The foregoing description of the 2010 Plan is qualified in its entirety by reference to the 2010 Plan attached as Appendix A to the Proxy Statement on Schedule 14A filed on March 12, 2010 in connection with the Corporation’s 2010 Annual Meeting, which is incorporated herein by reference.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

The following  matters were voted upon at the 2010 Annual Meeting:

(1)

To elect the 14 individuals recommended by the Board of Directors to serve as directors.  The results of this proposal were as follows:

	For	Withheld
(1) Jon F. Chait	385,378,724	15,170,779
(2) John W. Daniels, Jr.	369,786,701	30,762,802
(3) Mark F. Furlong	369,859,012	30,690,491
(4) Ted D. Kellner	373,402,239	27,147,264
(5) Dennis J. Kuester	362,133,851	38,415,652
(6) David J. Lubar	386,644,512	13,904,991
(7) Katharine C. Lyall	384,959,094	15,590,409
(8) John A. Mellowes	388,227,356	12,322,147
(9) San W. Orr, Jr.	385,347,094	15,202,409
(10) Robert J. O’Toole	380,693,614	19,855,889
(11) Peter M. Platten, III	380,202,599	20,346,904
(12) John S. Shiely	378,885,221	21,664,282
(13) George E. Wardeberg	365,590,808	34,958,695
(14) James B. Wigdale	365,878,817	34,670,686

(2)

To approve the Marshall & Ilsley Corporation 2010 Equity Incentive Plan.  The results of this proposal are as follows:

For	Against	Abstain	Not Voted
334,928,959	63,541,011	2,079,533	58,250,479

(3)

To ratify the appointment of Deloitte & Touche LLP to audit the financial statements of the Corporation for the fiscal year ending December 31, 2010.  The results of this proposal are as follows:

For	Against	Abstain
449,633,067	7,669,392	1,497,523

(4)

To approve a non-binding, advisory proposal on the compensation of the Corporation’s executive officers.  The results of this proposal are as follows:

For	Against	Abstain
426,427,599	25,997,603	6,374,780

Item 8.01

Other Events.

On April 27, 2010, the Corporation issued a press release announcing events which took place in connection with the 2010 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Marshall & Ilsley Corporation 2010 Equity Incentive Plan,
incorporated by reference to Appendix A to the Proxy
Statement on Schedule 14A filed on March 12, 2010 in
connection with the Corporation’s 2010 Annual Meeting

99.1	Press Release dated April 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2010	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Marshall & Ilsley Corporation 2010 Equity Incentive Plan,
incorporated by reference to Appendix A to the Proxy
Statement on Schedule 14A filed on March 12, 2010 in
connection with the Corporation’s 2010 Annual Meeting

99.1	Press Release dated April 27, 2010

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